SWISS RE FINANCIAL PRODUCTS CORPORATION
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:	June 29, 2007

TO:	Supplemental Interest Trust,
Lehman XS Trust
Mortgage Pass-Through Certificates, Series 2007-11
c/o Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Structured Finance - LXS 2007-11
("Party B")
FROM:	Swiss Re Financial Products Corporation (“Party A”)

RE:	Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	June 26, 2007

Effective Date:	June 25, 2008

Termination Date:	June 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

	Fixed Rate Payer:	Party B

	Fixed Rate Payer Payment Dates:	June 29, 2007

Fixed Amount:
USD 184,000; Lehman Brothers Holdings Inc. (for the benefit of Party B) shall pay to Party A the Fixed Amount on or prior to June 29, 2007. This Upfront Payment will be netted with the Fixed Rate Payer Upfront Payment under confirmation Ref. No. 1612070 between Party A and Party B of even date herewith.

Floating Amounts:

	Floating Rate Payer:	Party A

	Cap Rate:	6.750%

	Floating Rate Payer Period End Dates:	For a Calculation Period, the Period End Date set forth on Schedule A hereto

	Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

	Floating Rate Option:	USD-LIBOR-BBA

	Designated Maturity:	One month

	Spread:	None

	Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.

	Compounding:	Inapplicable

Business Day Convention:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Massachusetts, Minnesota or Colorado are closed.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Cap Transaction is New York

Account Details:

Payments to Party A:	JPMorgan Chase Bank ABA # 021000021 SWIFT: CHASUS33 For the Account of Swiss Re Financial Products Corporation Account No.: 066-911184

Payments to Party B:	Citibank, N.A. ABA# 021-000-089 Acct Nm: Structured Finance Incoming Wire Acct # 3617-2242 Ref: Lehman XS 2007-11 Supp Int. Acct/106798

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

Swiss Re Financial Products Corporation
Attention: Derivatives Documentation
Fax: (917) 322-7201 Phone: (212) 407-7322

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: /s/ Joseph Gullo___________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

Citibank National Association, not in its individual capacity, but solely as Trustee of Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-11

By: /s/ Louis Piscitelli_________________________
Name: Louis Piscitelli
Title: Vice President

SCHEDULE A to the Confirmation dated as of June 29, 2007,
Re: Reference Number 1612075
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

Period Date from and Including	Period Date to and Excluding:	Notional Amount (USD)
6/25/2008	7/25/2008	22,738,053
7/25/2008	8/25/2008	23,681,387
8/25/2008	9/25/2008	24,517,975
9/25/2008	10/27/2008	25,254,668
10/27/2008	11/25/2008	25,897,942
11/25/2008	12/26/2008	26,453,923
12/26/2008	1/26/2009	26,884,484
1/26/2009	2/25/2009	27,282,299
2/25/2009	3/25/2009	27,549,433
3/25/2009	4/27/2009	27,810,094
4/27/2009	5/26/2009	28,002,678
5/26/2009	6/25/2009	28,106,516
6/25/2009	7/27/2009	54,137,114
7/27/2009	8/25/2009	54,036,333
8/25/2009	9/25/2009	53,850,232
9/25/2009	10/26/2009	53,558,180
10/26/2009	11/25/2009	53,164,100
11/25/2009	12/28/2009	52,720,273
12/28/2009	1/25/2010	52,247,523
1/25/2010	2/25/2010	51,423,796
2/25/2010	3/25/2010	50,193,816
3/25/2010	4/26/2010	49,194,617
4/26/2010	5/25/2010	47,960,438
5/25/2010	6/25/2010	46,613,141
6/25/2010	7/26/2010	45,185,913
7/26/2010	8/25/2010	47,167,901
8/25/2010	9/27/2010	46,427,101
9/27/2010	10/25/2010	45,666,944
10/25/2010	11/26/2010	44,890,346
11/26/2010	12/27/2010	44,100,008
12/27/2010	1/25/2011	43,298,431
1/25/2011	2/25/2011	42,487,932
2/25/2011	3/25/2011	41,670,650
3/25/2011	4/25/2011	40,848,561
4/25/2011	5/25/2011	40,023,485
5/25/2011	6/27/2011	39,154,338
6/27/2011	7/25/2011	38,329,070
7/25/2011	8/25/2011	37,505,442
8/25/2011	9/26/2011	36,684,745
9/26/2011	10/25/2011	35,679,611
10/25/2011	11/25/2011	34,822,265
11/25/2011	12/27/2011	34,022,356
12/27/2011	1/25/2012	33,208,410
1/25/2012	2/27/2012	32,423,801
2/27/2012	3/26/2012	31,630,374
3/26/2012	4/25/2012	30,408,602
4/25/2012	5/25/2012	25,760,217
5/25/2012	6/25/2012	13,994,669